Janus Henderson Global Allocation Fund - Growth Annual Fund Operating Expenses - Class D Shares [Member] - Janus Henderson Global Allocation Fund - Growth - Class D	Jun. 30, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.05%
Other Expenses (as a percentage of Assets):	0.20%
Acquired Fund Fees and Expenses	0.51%	[1]
Expenses (as a percentage of Assets)	0.76%

[1]	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.